UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2020

Advanced Disposal Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Fort Wade Road

Ponte Vedra, Florida 32081

(Address of Principal Executive Offices)

(904) 737-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ADSW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01          Other Events.

On July 29, 2020, Advanced Disposal Services, Inc., a Delaware corporation (the “Company” or “Advanced Disposal”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Securities and Asset Purchase Agreement, dated as of June 24, 2020 (the “Original Purchase Agreement,” as amended by the Amendment, the “Purchase Agreement”), with GFL Holdco (US), LLC, a Delaware limited liability company (“GFL”), Waste Management, Inc., a Delaware corporation (“Waste Management”), and GFL Environmental Inc., a corporation organized under the laws of the Province of Ontario (solely for the purposes set forth in the Purchase Agreement). As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, after the closing of the merger (the “Merger”) between the Company and Waste Management in accordance with the Agreement and Plan of Merger, dated as of April 14, 2019 (the “Original Merger Agreement”), by and among the Company, Everglades Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Waste Management, and Waste Management, as amended by Amendment No. 1 on June 24, 2020 (the “Merger Agreement Amendment”, and the Original Merger Agreement as amended by the Merger Agreement Amendment and as may be further amended from time to time, the “Merger Agreement”), GFL will purchase certain equity interests and assets from each of the Company (as owned by Waste Management after the Merger) and Waste Management. The Company entered into the Original Purchase Agreement in connection with entering into the Merger Agreement Amendment at the request of Waste Management in furtherance of the transactions contemplated by the Merger Agreement. The Company executed the Purchase Agreement in order for the Company and Waste Management to address all of the divestitures anticipated to be required by the U.S. Department of Justice (the “DOJ”) to obtain approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for the transactions contemplated by the Merger Agreement (the “DOJ Approval”).

In accordance with the Amendment, GFL agreed to purchase additional assets (the “Additional Assets”) of the Company and Waste Management, which constituted the remaining assets anticipated to be required for the DOJ Approval, and as a result, the aggregate purchase price increased from $835,000,000 to $863,500,000, subject to certain post-closing adjustments (collectively with the other transactions contemplated by the Purchase Agreement, the “GFL Divestiture Transaction”). The Amendment contains customary representations, warranties and covenants with respect to the Additional Assets.

Consummation of the GFL Divestiture Transaction is subject to customary closing conditions, including but not limited to, the closing of the transactions contemplated by the Merger Agreement. As previously disclosed, the transactions contemplated by the Merger Agreement are expected to close by the end of the third quarter of 2020, subject to the satisfaction of customary closing conditions, including the DOJ Approval and approval of the Merger Agreement by a majority of the holders of the Company’s outstanding common shares. The GFL Divestiture Transaction also remains subject to DOJ approval.

Other than as expressly modified pursuant to the Amendment, the Original Purchase Agreement remains in full force and effect.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain stockholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Waste Management a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against the Company and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors, including the scope and duration of the COVID-19 (coronavirus) pandemic and actions taken by governmental authorities in response thereto and the significant market disruption caused by the COVID-19 (coronavirus) pandemic and its impact on the businesses, operations and financial conditions of the Company and Waste Management; and (8) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

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Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Waste Management and the Company. In connection with the proposed transaction, the Company has filed a definitive proxy statement with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the Special Meeting of the stockholders of the Company. Stockholders and investors will be able to obtain free copies of the definitive proxy statement and other relevant materials and documents filed by the Company at the SEC’s website at www.sec.gov. Copies of the definitive proxy statement and the filings that are incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@advanceddisposal.com or (904) 737-7900.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the Company’s directors and executive officers is set forth in the definitive proxy statement filed with the SEC on July 24, 2020 and the filings that are incorporated by reference therein. These documents can be obtained free of charge from the sources indicated in the above section entitled “Additional Information and Where to Find It.”

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2020

Advanced Disposal Services, Inc.

By:	/s/ Jeffrey C. Everett
	Name:	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel